UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 28, 2007

MICHAELS STORES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 Bent Branch Drive
Irving, Texas  75063
P.O. Box 619566
DFW, Texas  75261-9566

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Principal Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2007, the Board of Directors (the “Board”) of Michaels Stores, Inc. (the ”Company”) approved the following actions relating to the compensation of the Company’s executive officers:

2007 Base Compensation Determination for Certain Executive Officers

The Board approved the annual base compensation rates, payable during continued employment, of the executive officers of the Company listed below, to be effective as of March 25, 2007.  The following table sets forth the annual base compensation rate of each such executive officer at the end of fiscal 2006 and as adjusted for 2007:

Name and Position	Fiscal Year	Base Compensation

Thomas M. Bazzone	2007	$361,550
Executive Vice President — Specialty Businesses	2006	$350,000

Thomas C. DeCaro	2007	$335,075
Executive Vice President — Supply Chain	2006	$325,000

Harvey S. Kanter	2007	$370,050
Executive Vice President — Chief Merchant	2006	$350,000

Fiscal Year 2007 Bonus Plans

The Board approved the Fiscal Year 2007 Bonus Plans for the following executive officers of the Company:

Name	Position

Jeffrey N. Boyer	President and Chief Financial Officer

Gregory A. Sandfort	President and Chief Operating Officer

Thomas M. Bazzone	Executive Vice President — Specialty Businesses

Thomas C. DeCaro	Executive Vice President — Supply Chain

Harvey S. Kanter	Executive Vice President — Chief Merchant

The Fiscal Year 2007 Bonus Plans for the foregoing executive officers are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and each is incorporated by reference into this Item 5.02.

Cash Bonus Awards Under 2006 Bonus Plan and 2006 Bonus Enhancement Plan

The Board approved cash bonus awards earned during 2006 and payable in 2007 for the executive officers of the Company under the Fiscal Year 2006 Bonus Plan and the Fiscal 2006 Bonus Enhancement Plan applicable to each such executive officer.  The amounts of the bonus awards are as follows:

Name and Position	2006 Bonus	2006 Bonus Enhancement

Jeffrey N. Boyer	$336,458	$143,750
President and Chief Financial Officer

Gregory A. Sandfort	$329,583	$142,500
President and Chief Operating Officer

Thomas M. Bazzone	$88,281	$68,917
Executive Vice President — Specialty Businesses

Thomas C. DeCaro	$96,250	$55,000
Executive Vice President — Supply Chain

Harvey S. Kanter	$119,560	$69,013
Executive Vice President — Chief Merchant

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Fiscal Year 2007 Bonus Plan for Jeffrey N. Boyer
10.2	Fiscal Year 2007 Bonus Plan for Gregory A. Sandfort
10.3	Fiscal Year 2007 Bonus Plan for Thomas M. Bazzone
10.4	Fiscal Year 2007 Bonus Plan for Thomas C. DeCaro
10.5	Fiscal Year 2007 Bonus Plan for Harvey S. Kanter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Jeffrey N. Boyer
Jeffrey N. Boyer
President and Chief Financial Officer

Date:   March 29, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Fiscal Year 2007 Bonus Plan for Jeffrey N. Boyer
10.2	Fiscal Year 2007 Bonus Plan for Gregory A. Sandfort
10.3	Fiscal Year 2007 Bonus Plan for Thomas M. Bazzone
10.4	Fiscal Year 2007 Bonus Plan for Thomas C. DeCaro
10.5	Fiscal Year 2007 Bonus Plan for Harvey S. Kanter